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                                                                    Exhibit 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated February 25, 2000 relating to the financial statements, which appears in the 2000 Form SB-2 (File No. 333-93131) of ImageWare Systems, Inc., for the year ended December 31, 1999.


                                 PRICEWATERHOUSECOOPERS LLP


PricewaterhouseCoopers LLP

San Diego, CA
November 20, 2000